Consolidated Natural Gas Company  Notice of Annual Meeting
CNG Tower                         and Proxy Statement
625 Liberty Avenue                1994
Pittsburgh, Pennsylvania  15222-3199    CNG
                                  Consolidated Natural Gas Company
Gas Distribution

The East Ohio Gas Company
Cleveland, Ohio

The Peoples Natural Gas Company
Pittsburgh, Pennsylvania

Virginia Natural Gas, Inc.
Norfolk, Virginia

Hope Gas, Inc.
Clarksburg, West Virginia

West Ohio Gas Company
Lima, Ohio

The River Gas Company
Marietta, Ohio

Gas Transmission

CNG Transmission Corporation
Clarksburg, West Virginia

CNG Storage Service Company
Clarksburg, West Virginia

Exploration and Production

CNG Producing Company
New Orleans, Louisiana

Other

Consolidated Natural Gas Service
  Company, Inc.
Pittsburgh, Pennsylvania

CNG Energy Company
Pittsburgh, Pennsylvania

CNG Gas Services Corporation
Pittsburgh, Pennsylvania

Consolidated System LNG Company
Clarksburg, West Virginia

CNG Research Company
Pittsburgh, Pennsylvania

CNG Coal Company
Pittsburgh, Pennsylvania

                                                                      1
CONSOLIDATED NATURAL GAS COMPANY








                                      April 5, 1994




Dear Stockholder:

You are cordially invited to attend the 1994 Annual Meeting of Stockholders to be held on Tuesday, May 17, 1994, at 2:00 p.m. Eastern Time at the Hotel duPont, 11th and Market Streets, Wilmington, Delaware 19801 in the Gold Ballroom.

The business items to be acted on during the Meeting are listed in the Notice of Meeting and are described more fully in the Proxy Statement. The Board of Directors has given careful consideration to these proposals and believes that Proposals 1, 2 and 3 are in the best interests of the Company. The Board recommends that you vote FOR Proposals 1, 2 and 3. Following the business session, I will report on the Company's progress, plans and prospects, and the Officers and Directors will be available to respond to questions and comments.

It is important that you be represented at the Annual Meeting in person or by proxy. Whether or not you plan to attend, we urge you to mark, sign, date and return the enclosed proxy card promptly in the postage paid envelope provided. If you plan to attend, please check the appropriate box on the proxy card.

In accordance with the Company's usual practice, a summary of the proceedings of the Annual Meeting will be mailed to all stockholders.

Thank you for your cooperation.


                                      Sincerely,


                                      GEORGE A. DAVIDSON, JR.


                                      George A. Davidson, Jr.
                                      Chairman of the Board and
                                         Chief Executive Officer

2
CONSOLIDATED NATURAL GAS COMPANY
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



The Annual Meeting of Consolidated Natural Gas Company will be held on Tuesday, May 17, 1994, at 2:00 p.m. Eastern Time at the Hotel duPont, 11th and Market Streets, Wilmington, Delaware 19801 in the Gold Ballroom.
 Stockholders of record at the close of business on March 23, 1994, will be entitled to vote at the Meeting and any adjournment thereof.

The agenda for the Meeting includes:

       1.  Election of two Directors.
       2. Ratification of the appointment of Price Waterhouse as independent accountants.
       3. A proposal to approve the adoption of a Restricted Stock Plan for non-employee Directors.
       4. Transaction of any other business which may properly be brought before the Meeting.

In the event you cannot be present in person, please sign and promptly return the enclosed proxy card in the accompanying postage paid envelope so that your shares will be represented at the Meeting. Prompt return of proxies will save the Company the expense of further requests for proxies to insure a quorum.


                                 By order of the Board of Directors,


                                 LAURA J. MCKEOWN


                                 Laura J. McKeown
                                 Secretary



Pittsburgh, Pennsylvania
April 5, 1994

                                                                  3
CONSOLIDATED NATURAL GAS COMPANY
PROXY STATEMENT

This statement and proxy card, mailed to stockholders commencing on or about April 8, 1994, are furnished in connection with the solicitation by the Board of Directors of Consolidated Natural Gas Company of proxies to be voted at the Annual Meeting of Stockholders, and any adjournment thereof, for the purposes stated in the Notice of the Annual Meeting. Any stockholder who cannot attend is requested to sign and return the accompanying proxy card promptly. The proxy reflects the number of shares registered in a stockholder's name directly and, for participants in the Company's Dividend Reinvestment Plan, includes full shares credited to a participant's Dividend Reinvestment Plan account. Proxies so given will be voted on all matters brought before the Meeting and, as to the matters with respect to which a choice is specified, will be voted as directed. The cost of solicitation will be paid by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or telecopy, by employees of the Company and its subsidiaries with no special compensation to these employees. Kissel-Blake Inc., 25 Broadway, New York, New York 10004, has been retained to assist in the solicitation of proxies at an estimated cost of $10,000. The Company will reimburse brokerage houses and other custodians, nominees, and fiduciaries for expenses incurred in sending proxy material to their principals.

  Any proxy given pursuant to this solicitation may be revoked at any time prior to exercise by written notice to the Corporate Secretary, by filing a later dated executed proxy, or by attending and voting at the Annual Meeting. The address of the principal executive offices of the Company is Consolidated Natural Gas Company, CNG Tower, 625 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3199.

  VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF. Holders of Common Stock, $2.75 par value, of record on March 23, 1994, have one vote for each share held. On March 23, 1994, 92,944,564 shares of Common Stock were outstanding. A majority of the outstanding shares will constitute a quorum at the Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders. Broker non-votes are not counted for purposes of determining whether a proposal has been approved.

  The table indicates the beneficial ownership, as of January 31, 1994, of the Company's Common Stock with respect to the only person known to the Company to be the beneficial owner of more than 5 percent of such Common Stock. On January 31, 1994, 92,938,540 shares of Common Stock were outstanding.

                                 Amount and Nature      Percent
   Name and Address of             of Beneficial     of Outstanding
     Beneficial Owner                Ownership        Common Stock
_________________________________________________________________________

Trustees, Alternate Thrift Trust of
  Employees Thrift Plans
CNG Tower, 625 Liberty Avenue
Pittsburgh, PA  15222-3199               11,078,125(1)        11.9%
____________________

(1) Such shares are beneficially owned in varying amounts by 7,238 employees, no one of whom beneficially owned in excess of 14,000 shares in the Plans, or 2/100ths of 1 percent of the shares outstanding. Such shares are voted pursuant to confidential instructions of participating employees and in the absence of instructions such shares are not voted. A Registration Statement relating to various investment options available to participants in the Plans has been made effective under the Securities Act of 1933 and is on file with the Securities and Exchange Commission (SEC).
_________________________________________________________________________
4
  The Board of Directors does not know of any other persons or groups who beneficially own 5 percent or more of the outstanding shares of Common Stock.

  ANNUAL REPORT. Commencing on or about March 15, 1994, the Company's Annual Report for the year ended December 31, 1993, including financial statements, was mailed to stockholders of record on March 1, 1994, and will be mailed to any additional persons who were not stockholders on that date but are stockholders of record on March 23, 1994. The Company will provide a copy of the Annual Report to any stockholder of record after March 23, 1994, upon request in writing to the Corporate Secretary, Consolidated Natural Gas Company, CNG Tower, 625 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3199.

PROPOSAL 1
ELECTION OF DIRECTORS

The Board of Directors consists of ten members divided into three classes.
 Each class has a three-year term, and only one class is elected each year. There are no family relationships among any of the nominees, Continuing Directors and Executive Officers of the Company nor any arrangement or understanding between any Director or Executive Officer or any other person pursuant to which any of the nominees has been nominated.
 During 1993, each of the members of the Board of Directors attended more than 75 percent of the aggregate of the Board meetings and meetings held by all committees of the Board on which the Director served during the periods that the Director served.

  On recommendation of the Nominating Committee of the Board of Directors, two incumbent Class I Directors have been designated nominees for reelection; each has consented to be a nominee and to serve if elected. The remaining Directors will continue to serve in accordance with their previous elections. Mr. Sommer, having reached the mandatory retirement age, will retire on the date of the Annual Meeting, at which time the size of the Board shall be decreased from ten to nine members. The names and other information concerning the two persons nominated for a term of three years and the seven continuing Board members are set forth by Class on pages 5 through 9 of this proxy statement. The personal information has been furnished to the Company by the nominees and other Directors. Unless you specify otherwise on your signed proxy card, your shares will be voted FOR the election of the two persons named below to three-year terms as Directors. In the event of an unexpected vacancy on the slate of nominees, your shares will be voted for the election of a substitute nominee if one shall be designated by the Board. If any nominee for election as Director is unable to serve, which the Board of Directors does not anticipate, the persons named in the proxy may vote for another person in accordance with their judgment.

VOTE NEEDED FOR ELECTION OF DIRECTORS

Directors are elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting. Any shares not voted (whether by abstention, broker non-vote or votes withheld) are not counted as votes cast for such individuals and will be excluded from the vote.

                                                                  5
DIRECTORS NOMINATED FOR ELECTION TO THE BOARD WITH A TERM EXPIRING MAY 1997



(photo    STEVEN A. MINTER           Chair:  Compensation and
omitted)  Age 55                               Benefits Committee
          Director since 1988        Member: Ethics Committee
                                             Nominating Committee


          Mr. Minter has been the Executive Director and President of The Cleveland Foundation, Cleveland, Ohio, since 1984, an organization supporting health, human services, cultural and educational programs in the greater Cleveland area. He had been Associate Director and Program Officer of The Cleveland Foundation from 1975 to 1980 and from 1981 to 1983. He served as Undersecretary of the U.S. Department of Education, Washington, D.C., from 1980 to 1981. He was the Commissioner of Public Welfare for the Commonwealth of Massachusetts from 1970 to 1975. Mr. Minter is a Director of Goodyear Tire & Rubber Company, Rubbermaid Inc. and KeyCorp. He is also a Trustee of the College of Wooster and of The Foundation Center.


(photo    LOIS WYSE                  Chair:  Ethics Committee
omitted)  Age 67                     Member: Compensation and
          Director since 1978                  Benefits Committee
                                             Nominating Committee


          Ms. Wyse has been President of Wyse Advertising, Inc., a Cleveland-based advertising agency with offices in New York, since February 1979, and prior thereto had been an Executive Vice President of the same firm since 1970. She is a
Contributing Editor of Good Housekeeping magazine, a syndicated columnist for United Features Syndicate, and a widely published author. She is also a Director of Catalyst and a Trustee of Beth Israel Medical Center.

6
CONTINUING DIRECTORS WITH A TERM EXPIRING MAY 1995



(photo    J. W. CONNOLLY             Chair:  Financial Policy Committee
omitted)  Age 60                     Member: Compensation and
          Director since 1984                  Benefits Committee
                                             Executive Committee
                                             Nominating Committee


          Mr. Connolly served as Senior Vice President and Director of H. J. Heinz Company, Pittsburgh, Pennsylvania, a processed food products manufacturer, from 1985 to his retirement in December 1993. He served as President and Chief Executive
Officer of Heinz U.S.A., a division of the H. J. Heinz Company, from 1980 to 1985, and served as Executive Vice President of that company from 1979 to 1980. He was President and Chief Executive Officer of The Hubinger Company, an H. J. Heinz Company subsidiary, from 1976 to 1979, Treasurer of H. J. Heinz Company from 1973 to 1976, and a Vice President of Ore-Ida Foods, Inc., an H. J. Heinz Company subsidiary, from 1967 to 1973. An attorney by profession, Mr. Connolly joined the Law Department of the H. J. Heinz Company in 1961. He is a Director of Mellon Bank, N.A., Mellon Bank Corporation, Presbyterian-University Health System, and the University of Pittsburgh Medical Center System. He is also a Trustee of the University of Pittsburgh.


(photo    GEORGE A. DAVIDSON, JR.    Chair:  Executive Committee
omitted)  Age 55                     Member: Financial Policy Committee
          Director since 1985                Nominating Committee


          Mr. Davidson has served as Chairman of the Board and Chief Executive Officer of the Company since May 1987, and has been employed by the Consolidated system since 1966. He served as Vice Chairman and Chief Operating Officer of the Company from
January 1987 to May 1987, and Vice Chairman from October 1985 to January 1987. He served as President of CNG Transmission Corporation(1) from 1984 through 1985. He had been Vice President, System Gas Operations, for Consolidated Natural Gas Service Company, Inc.,(1) from 1981 to 1984, and was Assistant Vice President, Rates and Certificates, of that company from 1975 to 1981. Mr. Davidson held various other positions in the Rates and Certificates Department from 1966 to 1975. Mr. Davidson serves on the National Petroleum Council and the Allegheny Conference on Community Development. He is a Director of the American Gas Association, PNC Bank Corp. and B. F. Goodrich Company. He is also a Trustee of the University of Pittsburgh.

(1)Wholly owned subsidiary of the Company.

CONTINUING DIRECTORS WITH A TERM EXPIRING MAY 1995



(photo    LESTER D. JOHNSON
omitted)  Age 62
          Director since 1992


          Mr. Johnson has served as Executive Vice President and Chief Financial Officer of the Company since March 1992 and Director since May 1992, and has been employed by the Consolidated system since 1955. He served as Senior Vice
President and Chief Financial Officer from 1986 to 1992 and Vice President and Chief Financial Officer from 1984 to 1986. He had been Vice President and Treasurer from 1982 to 1984, Treasurer from 1979 to 1982 and Assistant Treasurer from 1970 to 1979. He joined The Peoples Natural Gas Company (1) in 1955 and held a succession of financial posts. He is a member of the Finance Committee of the American Gas Association and a member of the Management Advisory Board of Duquesne University.




(photo    RICHARD P. SIMMONS         Member: Audit Committee
omitted)  Age 62                             Ethics Committee
          Director since 1990                Executive Committee
                                             Nominating Committee


          Mr. Simmons has served as Chairman and Chairman of the Executive Committee of Allegheny Ludlum Corporation, Pittsburgh, Pennsylvania, a specialty steel manufacturer, since 1990. He served as Chairman and Chief Executive
Officer from 1980 to 1990, and as a Director of that company since 1980. He had been a Director of Allegheny Ludlum Industries from 1973 to 1980 and a member of the Executive Office of that company from 1978 to 1980. Mr. Simmons is a Director of PNC Bank Corp. and a Director of USAir Group, Inc. He is a member of the Massachusetts Institute of Technology Corporation and Development Committee, Director and Chairman of the Pittsburgh Symphony Society, a member of the Executive Committee of the Allegheny Conference on Community Development and Chairman of the Southwestern Pennsylvania United Way.




(1)Wholly owned subsidiary of the Company.

8
CONTINUING DIRECTORS WITH A TERM EXPIRING MAY 1996


(photo    PAUL E. LEGO               Member: Compensation and Benefits
omitted)  Age 63                               Committee
          Director since 1991                Executive Committee
                                             Financial Policy Committee
                                             Nominating Committee


          Mr. Lego served as Chairman and Chief Executive Officer of Westinghouse Electric Corporation, an electronic products and services, environmental systems, equipment and broadcasting company, Pittsburgh, Pennsylvania, from 1990 to his retirement in January 1993. He served that company as President and Chief Operating Officer from 1988 to 1990 and as a Director from 1988 to 1993. He had been Senior Executive Vice President, Corporate Resources from 1985 to 1988, Executive Vice President, Westinghouse Industries & International Group from 1983 to 1985 and Executive Vice President, Westinghouse Industry Products from 1980 to 1983. Prior thereto, he served in various engineering and management capacities with Westinghouse since 1956. Mr. Lego is a Director of the Lincoln Electric Company and USX Corporation. He is a member of the Business Council and a Trustee of the University of Pittsburgh.



(photo    THEODORE LEVITT            Chair:  Nominating Committee
omitted)  Age 69                     Member: Audit Committee
          Director since 1982                Financial Policy Committee


          Professor Levitt is the Edward W. Carter Professor of Business Administration, Emeritus, Harvard University Graduate School of Business Administration. He served as Editor of the Harvard Business Review from September 1985 to
December 1989, and became a member of the faculty of the Graduate School of Business Administration, Harvard University in 1959, serving as head of its marketing area for six years. He was a full-time economic and marketing consultant to Standard Oil Company (Indiana) from 1955 to 1959, has been a consultant to senior management of a large number of major corporations and industries, and has authored numerous books on marketing theory and practice. He is a Director of Landmark Graphics Corporation, Melville Corporation, Sanford C. Bernstein Fund, Inc., Saatchi & Saatchi Company PLC and The Stride Rite Corporation.

                                                                  9
CONTINUING DIRECTORS WITH A TERM EXPIRING MAY 1996



(photo    WALTER R. PEIRSON          Member: Audit Committee
omitted)  Age 67                             Financial Policy Committee
          Director since 1989                Nominating Committee


          Mr. Peirson served as a Director of Amoco Corporation, Chicago, Illinois, an integrated oil company and producer of natural gas, from 1976 to 1989, and as an Executive Vice President of that company from 1978 until his retirement in
1989. Mr. Peirson served as President of Amoco Oil Company from 1974 to 1978, Executive Vice President from 1971 to 1974 and Vice President-Marketing of that company from 1968 to 1971. He was President of Toloma Gas Products Co., subsidiary of Standard Oil Company (Indiana), from 1964 to 1968. He served as President of General Gas Corporation from 1962 to 1964 and Executive Vice President of that company from 1961 to 1962. He was an attorney at Standard Oil Company of Indiana from 1955 to 1961. He is a Director of American National Bank & Trust Company of Chicago, American National Corporation and the Federal Signal Corporation. He is also a Trustee of the Museum of Science and Industry in Chicago.



DIRECTOR RETIRING IN MAY 1994


(photo    A. A. SOMMER, JR.          Chair:  Audit Committee
omitted)  Age 69                     Member: Ethics Committee
          Director since 1977                Executive Committee
                                             Nominating Committee


          Mr. Sommer has been a partner in the law firm of Morgan, Lewis & Bockius, Washington, D.C., since 1979. He had been a partner in the law firm of Wilmer, Cutler & Pickering, Washington, D.C., from 1977 to 1979, and a partner in the law firm of Jones, Day, Reavis & Pogue from 1976 to 1977. He served as a Commissioner of the Securities and Exchange Commission from 1973 to 1976. He was a partner in the law firm of Calfee, Halter, Calfee, Griswold & Sommer, Cleveland, Ohio, from 1960 to 1973. Mr. Sommer is a Director of Figgie International Inc. and the National Association of Corporate Directors. He is a member of the Board of Governors of the National Association of Security Dealers, and is Chairman of The Public Oversight Board of the American Institute of Certified Public Accountants.

10
THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES THEREOF

BOARD OF DIRECTORS

The Company is managed under the direction of the Board of Directors, which met eight times in 1993. To assist it in various areas of responsibility, the Board has established several standing committees that are briefly described below.

AUDIT COMMITTEE

The Audit Committee is composed of four non-employee Directors. Among its functions are: reviewing the scope and effectiveness of audits by the independent accountants and the Company's internal auditing staff; selecting and recommending to the Board of Directors the employment of independent accountants, subject to ratification by the stockholders; receiving and acting on comments and suggestions by the independent accountants and by the internal auditors with respect to their audit activities; approving fees charged by the independent accountants; and reviewing the Company's annual financial statements before their release.
 The Committee met five times in 1993.

COMPENSATION AND BENEFITS COMMITTEE

The Compensation and Benefits Committee is composed of four non-employee Directors. The Committee approves the salary budgets for all non-union employees and fixes the salaries of the Officers and other personnel on the executive payroll of the Company and its subsidiaries.

  The Committee also has general supervision over the administration of all non-union employee pension, compensation and benefit plans of the Company and its subsidiaries; reviews proposals with respect to the creation of and changes in such plans; and makes appropriate recommendations with respect thereto to the Board of Directors. The Committee met seven times in 1993.

ETHICS COMMITTEE

The Ethics Committee consists of four non-employee Directors. Its function is to review and act on all situations subject to the provisions and procedures of the Company's Business Ethics Policy and to monitor the Company's environmental compliance activities. The Committee met four times in 1993.

FINANCIAL POLICY COMMITTEE

The Financial Policy Committee consists of four non-employee Directors and the Chairman of the Board. Its function is to oversee the short-term and long-term financial activities and planning of the Company including dividend actions. The Committee met three times in 1993.

NOMINATING COMMITTEE

The Nominating Committee currently consists of eight non-employee Directors and the Chairman of the Board. It reviews the qualifications of Director candidates on the basis of recognized achievements and their ability to bring skills and experience to the deliberations of the Board.
 It also recommends qualified candidates to the Board, including the slate of nominees submitted to the stockholders at the Annual Meeting; reviews the size and composition of the Board; and monitors the Company's management succession program. The Committee met four times in 1993.

  Stockholders who wish to propose candidates to the Nominating Committee for election to the Board at the 1995 Annual Meeting should write to the Corporate Secretary, Consolidated Natural Gas Company, CNG Tower, 625 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3199, between March 17, 1995 and April 17, 1995, stating in detail the qualifications of such candidates for consideration by the Committee. Any such recommendation should be accompanied by a written statement from the candidate of his or her consent to be considered as a candidate and, if nominated and elected, to serve as a Director.
                                                                  11
SECURITY OWNERSHIP OF MANAGEMENT

The following table lists the beneficial ownership, as of January 31, 1994, of the Company's Common Stock by each current Director, named executive and all current Directors and Officers as a group.



                            Number of       Number of
                             Shares       Shares Under    Percent of
      Name of              Beneficially   Exercisable    Outstanding
  Beneficial Owner           Owned(1)       Options(2)   Common Stock
________________________________________________________________________

J. W. Connolly                 700                           .001

G. A. Davidson, Jr.         45,056           29,165          .080

D. P. Hunt                  17,433           13,575          .033

L. D. Johnson               18,083           11,139          .031

P. E. Lego                     500                           .001

T. Levitt                      800                           .001

S. A. Minter                   730                           .001

W. R. Peirson                2,000                           .002

R. P. Simmons                1,000                           .001

A. A. Sommer, Jr.            2,200 (3)                       .002

                            Number of       Number of
                             Shares       Shares Under    Percent of
      Name of              Beneficially   Exercisable    Outstanding
  Beneficial Owner           Owned(1)       Options(2)   Common Stock
________________________________________________________________________

L. J. Timms, Jr.            23,038            9,948          .035

D. E. Weatherwax             8,603            5,608          .015

L. Wyse                        400                             --(4)

Directors and Officers of the
Company as a group
(18 persons)               150,424           88,426          .257
____________

(1) Includes shares owned by spouses and, in the case of employees, shares beneficially owned under the Alternate Thrift Trust of the Employees Thrift Plans, and the Employee Stock Ownership Plan. Unless otherwise noted, the Directors and Officers have sole voting and investment power.

(2) Includes shares subject to options exercisable on January 31, 1994, and options that will become exercisable within 60 days thereafter.

(3) Includes a family interest of 1,000 shares over which he has shared voting and investment power.

(4)      Less than .001 percent of outstanding shares.
________________________________________________________________________

12
COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth the compensation of the named Executive Officers for the last three completed fiscal years of the Company.


SUMMARY COMPENSATION TABLE

                                                     Long-Term
                           Annual Compensation          Compensation
                        ___________________________  ___________________
                                        Other                            All
                                        Annual   Restricted   Shares    Other
                                        Compen-    Stock      Under-   Compen-
     Name and                         Bonus     sation    Award(s)    lying    sation
Principal Position    Year   Salary     (1)       (2)        (3)      Options     (4)
____________________  ____  ________  ________  ________  __________  _______  ________
G. A. Davidson, Jr.   1993  $511,100  $280,400   $ 3,012               27,310   $38,654
(Chairman and         1992   483,400   219,103     3,000               35,013    36,364
 Chief Executive     1991   464,800   203,891              $940,461   26,793
 Officer, Director)

D. P. Hunt            1993   229,600   129,200     8,385                9,566    20,703
(President,           1992   216,000    61,819    10,889                8,430    16,414
 CNG Producing)      1991   205,800    30,997               329,370    9,384

L. D. Johnson         1993   273,700   156,100       793               15,790    27,687
(Executive Vice       1992   255,400   165,755       762               12,262    25,495
 President, Chief    1991   232,200   107,400               329,370    9,384
 Financial Officer,
 Director)

L. J. Timms, Jr.      1993   232,800   137,000       708                9,566    18,796
(President, CNG       1992   219,300   114,967       866               12,262    16,620
 Transmission)       1991   205,800   124,830               329,370    9,384

D. E. Weatherwax      1993   227,300   121,000       999                9,566    23,052
(Senior Vice          1992   213,700   109,212       876     126,038    7,998    21,458
 President,          1991   193,500    91,902               214,856    6,122
  Administration)
____________________

(1) The 1991 and 1992 bonuses were paid in cash and restricted stock. The restrictions on the stock lapsed six months from the grant date. For 1991, the amounts shown reflect cash and stock priced at $34.625 per share (closing price on March 13, 1992, the grant date); for 1992, include cash and stock priced at $47.00 per share (closing price on March 15, 1993, the grant date). The 1993 bonus was paid entirely in cash.

(2)  Includes tax reimbursements only for the fiscal years ended
 December 31, 1992, and December 31, 1993. No amounts are included in this column for the Executive Split Dollar Life Insurance Plan because the executives' contributions to this plan are greater than or equal to the term life insurance costs that apply to the underlying life insurance policies. No amounts are included for perquisites or personal benefits because, for each Executive Officer, the aggregate amount of such compensation was less than $50,000 and less than 10% of that executive's base salary and bonus for 1992 and 1993.

(3) Restricted Stock Award Grants are reported at aggregate market value at the date of grant. The 1991 Restricted Stock Awards shown were granted on January 2, 1991. The market value on that date was $43.875 per share. The number of shares granted in 1991 for the named Executive Officers was: Mr. Davidson, 21,435; Mr. Hunt, 7,507; Mr. Johnson, 7,507; Mr. Timms, 7,507; and Mr. Weatherwax, 4,897. Mr. Weatherwax was granted an award on March 16, 1992, of 3,627 shares with a market value on the date of $34.75 per share. Restrictions on the awards lapse in 25% increments, beginning with the first anniversary and on each of the next three anniversaries of the grant date. Dividends are paid on the shares from the date of grant. Restricted Stock Award Grants are based on the individual's level of performance and responsibility. At December 31, 1993, the number of Restricted Stock holdings for each of the named Executive Officers was: Mr. Davidson, 10,374; Mr. Hunt, 3,486; Mr. Johnson, 3,582; Mr. Timms, 3,372; and Mr. Weatherwax, 5,429. The aggregate value of such holdings at December 31, 1993, at the year-end closing price of $47.00 per share, for each of the named Executive Officers was: Mr. Davidson, $487,578; Mr. Hunt, $163,842; Mr. Johnson, $168,354; Mr. Timms, $158,484; and Mr. Weatherwax, $255,163.

(4) Comprised of annual employer matching thrift plan contributions and ESOP allocations only for the fiscal years ending December 31, 1992, and December 31, 1993.
                                                                  13
The following table contains information concerning the grant of stock options under the Company's 1991 Stock Incentive Plan to the named Executive Officers as of the end of the last fiscal year of the Company. No SARs (stock appreciation rights) have been granted.

OPTION GRANTS IN LAST FISCAL YEAR


                         Individual Grants
                 __________________________________
                         % of
                  Number   Total                                 Potential
                   of     Options                            Realizable Value at
                  Shares  Granted   Exercise                   Assumed Annual
                  Under-  to Em-      or                       Rates of Stock
                  lying   ployees    Base                   Price Appreciation
                 Options    in       Price   Expir-          for Option Term (2)
                 Granted   Fiscal     Per    ation   ___________________________________
Name                   (1)      Yr.      Share    Date    0%        5%             10%
___________________  _______  _______  ________  ______  ___  ______________  ______________
G. A. Davidson, Jr.   27,310    4.95%  $ 46.00    2003    0   $      790,055  $    2,002,155

D. P. Hunt             9,566    1.73     46.00    2003    0          276,736         701,304

L. D. Johnson         15,790    2.86     46.00    2003    0          456,791       1,157,599

L. J. Timms, Jr.       9,566    1.73     46.00    2003    0          276,736         701,304

D. E. Weatherwax       9,566    1.73     46.00    2003    0          276,736         701,304
____________________________________________________________________________________________
All Shareholders         N/A     N/A       N/A     N/A    0   $2,688,633,228  $6,813,524,479
____________________________________________________________________________________________
All Optionees        552,211  100.00   $44.875-   2003    0   $   15,974,996  $   40,483,777
                                $ 55.00
____________________________________________________________________________________________
Optionee Gain as %
 of All
 Shareholder Gain       N/A     N/A       N/A     N/A   N/A             .6%             .6%
____________________________________________________________________________________________

(1) All material terms of the Non-Qualified Stock Options granted in 1993 are as follows. Non-Qualified Stock Options are granted at the fair market value of a share on the date of grant of the option. The option expires on the tenth anniversary of the grant date and is exercisable in installments of up to 25% of the shares on or after the second, third, fourth and fifth anniversaries of the grant. If the employee retires from CNG, his or her options expire the earlier of the option expiration date or three years after he or she retires. If an employee otherwise leaves CNG, his or her options expire the earlier of the option expiration date or three months after he or she ceases to be employed by CNG. Subject to the vesting schedule, options are exercisable from time to time up to the expiration date. Non-Qualified Stock Option Award grants are based on the individual's level of performance and responsibility.

(2) Based on actual option term (10-year) and annual compounding at rates shown. The dollar amounts under these columns are the result of calculations at 0% and at the 5% and 10% rates set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of the Company's stock price. No gain to the optionees is possible without stock price appreciation, which will benefit all shareholders commensurately. A zero percent gain in stock price appreciation will result in zero dollars for the optionees. The Company did not use an alternative formula for a grant date valuation, as the Company is not aware of any formula which will determine with reasonable accuracy a present value based on future unknown or volatile factors.

14
The following table sets forth information with respect to the named executives concerning the exercise of options during the last fiscal year of the Company and unexercised options held as of the end of the fiscal year.


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND DECEMBER 31, 1993, YEAR-END OPTION VALUES

                                           Number of            Value of
                                       Shares Underlying       Unexercised,
                                      Unexercised Options In-the-Money Options
                                       Held at Year-End      at Year-End (2)
                     Shares           ___________________ ____________________
                    Acquired  Value
                       On    Realized Exercis- Unexercis- Exercis-  Unexercis-
Name                Exercise    (1)     able      able      able       able
___________________ ________ ________ ________ __________ ________   _________

G. A. Davidson, Jr.  18,399  $187,067    6,542    92,859  $     0    $546,313

D. P. Hunt            4,985    87,238    7,241    28,021   27,344     141,498

L. D. Johnson         6,432    66,067    2,910    39,362        0     197,527

L. J. Timms, Jr.      6,865    75,431    2,020    32,392        0     192,311

D. E. Weatherwax      4,553    32,142        0    25,175        0     129,826

__________________

(1) Market value of underlying shares at time of exercise minus the exercise price.

(2) Market value of underlying shares at year-end market price of $47.00 per share minus the exercise price.

LONG-TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR

No Restricted Stock Awards were made to the named executives under the Long-Term Incentive Plan in 1993.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AGREEMENTS

Messrs. Davidson, Hunt, Johnson, Timms and Weatherwax entered into agreements with the Company dated November 14, 1989, that have provisions which become operative upon a defined change of control of the Company. Such agreements preserve for three years following a change of control the annual salary levels and employee benefits as are then in effect for these executives and provide that, in the event of certain terminations of employment, these executives shall receive severance payments equal to up to 2.99 times their respective annual compensation prior to severance.

COMPENSATION AND BENEFITS COMMITTEE REPORT

The Company's executive compensation programs are administered by the Compensation and Benefits Committee of the Board of Directors (the "Committee"), which is composed of four non-employee Directors. The Committee reviews and approves all issues pertaining to executive compensation. Total compensation is designed in relationship to compensation paid by competitor organizations. Base salary and long-term incentive compensation are targeted to median market levels and short-term incentive compensation is goal based and structured to be comparable to that paid by competitor organizations. The objective of the Company's three compensation programs (base salary, short-term incentive and long-term incentive) is to provide a total compensation package that will enable the Company to attract, motivate and retain outstanding individuals and align their success with that of the Company's shareholders.

 Competitor organizations are defined annually as part of the compensation administration process and include fully integrated natural gas companies as well as broader industry
                                                                       15
comparatives, e.g., comparably-sized general industrial companies and, where appropriate, specific energy companies.

 The level of base salary paid to executives for 1993 was determined on the basis of performance and experience. The Company measures or identifies its base salary structure by range midpoints in comparison to base salaries offered by competitors. Salary levels are targeted to, and in 1993 correspond to, the median range of compensation paid by competitor organizations. These are not the same companies that comprise the American Gas Association Diversified Gas Index shown on the shareholder return performance presentation. The specific competitive marketplace which the Company and its subsidiaries use in the base salary analysis is determined based on the nature and level of the positions being analyzed and the labor markets from which individuals would be recruited. The Committee also considered the competitiveness of the entire compensation package in its determination of salary levels.

 Short-term incentive compensation plans are used at both corporate and subsidiary levels. The appropriateness of applying an incentive compensation arrangement to any given position is determined based on the nature of the position, its potential for contribution and the then-current competitive environment. Short-term incentive opportunity is structured so that awards are competitive at a level commensurate with the performance level achieved by the employee with consideration for the employee's level of responsibility. The short-term incentive plan has threshold, target and maximum bonus levels for the various executive levels based on competitive data. For the named Executive Officers, the threshold bonus level is 18% to 20% of base pay, the target bonus level is 45% to 50% of base pay, and the maximum bonus level is 63% to 70% of base pay. At the corporate level, the primary form of short-term incentive compensation is a cash or stock bonus pool arrangement, for which all employees on the Company's System executive payroll are eligible. The bonus pool is established as a percentage of corporate net income based on a weighted differential between established goals and actual performance; the pool is then, in turn, allocated to individual participants based on the achievement of their individual and respective company goals. At 85% of goal achievement, the threshold bonus pool is created; at 100% of goal, the target bonus pool is achieved; at 115% or greater of goal achievement, the maximum bonus pool is achieved. At less than the threshold level, there is no bonus pool. The performance measures (weighted as indicated) are based on the Company's fixed charge coverage ratio (20%), return on equity (40%), net income (20%) and cash flow (20%), with performance goals established based on the Company's annual long-range forecast, actual prior year performance and business plan reviews. Performance targets are set to meet or exceed the performance of peer companies. For the last fiscal year, the overall goal achievement was 107% with return on equity achieving 115% of goal, fixed charge coverage ratio achieving 115% of goal, net income achieving 98% of goal, and cash flow achieving 94% of goal.

 Long-term incentive compensation plans are limited to only those employees who are in positions which can affect the long-term success of the Company, including both the establishment and execution of the Company's business strategies. The 1991 Stock Incentive Plan is the principal method for long-term incentive compensation, and compensation thereunder principally takes the form of Non-Qualified Stock Option grants and Restricted Stock Awards. The purposes of long-term incentive compensation are to: (i) focus key executives' efforts on performance which will increase the value of the Company to its shareholders; (ii) align the interests of management with those of the shareholders; (iii) provide a competitive long-term incentive and capital accumulation opportunity; and (iv) provide a retention incentive for selected key executives. Performance criteria
16
used in long-term incentives are tied directly to the individual participant's performance over time and his or her impact on increasing the economic performance of the Company. Previous awards of options or restricted stock are not considered in the determination of an award. Executive performance against stated position responsibilities and goals is evaluated annually.
Such performance rating is used with the level of responsibility in determining the amount of the award. At expected levels of performance, the long-term incentive award is structured at the median range; at levels of performance that exceed expectations, the grant is structured at the 75th percentile; if performance is outstanding, the grant is structured at the 90th percentile.

 The Committee utilizes the services of an independent compensation consultant to assess market relativity of executive compensation ranges. Consistent with the Company's compensation philosophy, adjustments are made to any executive compensation ranges necessary to achieve levels of compensation at the median market position.

 Effective for the tax year ended December 31, 1994, the Revenue Reconciliation Act of 1993 placed certain limits on the deductibility of non-performance based executive compensation. Current and anticipated levels of executive compensation do not subject the Company to these limitations. At such time that executive compensation levels subject the Company to deductibility limits, the Committee will consider the Company's alternatives with respect to qualifying executive compensation for deductibility.

 Mr. Davidson's compensation for 1993 was determined in the general context of the programs described above. In particular, Mr. Davidson's 1993 incentive compensation was based on the following measures of the Company's performance (weighted as shown): net income (10%), cash flow (defined as net income plus depreciation plus deferred taxes minus dividends) (5%), return on equity (compared to peer companies) (10%), credit rating of the Company's long-term debt (10%), price to earnings ratio (compared to published summary data) (10%), and the attainment of prescribed levels of gas and oil reserve additions and finding and development costs (15%). In addition, Mr. Davidson's 1993 incentive compensation was based upon providing direction for changes in System marketing efforts and business information systems necessitated by the Federal Energy Regulatory Commission's natural gas industry deregulation on the Company's core business segments (20%) and discretion of the Committee (20%). Mr. Davidson's threshold bonus level is 20% of base pay, his target bonus level is 50% of base pay and his maximum bonus level is 70% of base pay. Mr. Davidson's overall weighted goal achievement was 101% of established performance goals. Based on this level of achievement, the Committee established Mr. Davidson's incentive compensation at $280,400.


                                   S. A. Minter, Chair
                                   J. W. Connolly
                                   P. E. Lego
                                   L. Wyse
                                                                    17


SHAREHOLDER RETURN PERFORMANCE PRESENTATION

Set forth below is a line graph comparing the yearly cumulative total shareholder return on CNG's Common Stock against the cumulative total return of the S&P 500 Stock Index and the American Gas Association (AGA) Diversified Gas Index for the period of five years commencing December 31, 1988, and ended December 31, 1993.

 The AGA is the primary trade association for the natural gas industry. The AGA's Diversified Gas Index is published in the AGA Financial Quarterly Review. This publication is sent to industry executives and security analysts and is provided to anyone who requests a copy. The index was prepared in January 1994, under the direction of the AGA Finance Committee. All companies
contained in the index are members of the AGA.  Those companies are:   Arkla,
Inc., Chesapeake Utilities Corp., Columbia Gas System, Inc., Consolidated Natural Gas Company, Eastern Enterprises, Energen Corporation, ENSERCH Corporation, Equitable Resources, K N Energy, Inc., NICOR Inc., ONEOK Inc., Pacific Enterprises, Pennsylvania Enterprises, Inc., Questar Corporation, South Jersey Industries, Inc., Southwest Gas Corporation, Southwestern Energy, UGI Corporation, Valley Resources, Inc., Washington Energy Company and WICOR, Inc.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*













              1988      1989      1990       1991     1992       1993
              _______________________________________________________

CNG           $100      $129      $118       $120     $132       $142

S&P 500        100       132       128        166      179        197

AGA            100       140       124        108      114        130
            _______________________________________________________


             *Assumes $100 investment on December 31, 1988, and
              reinvestment of dividends.
18
NON-EMPLOYEE DIRECTORS' COMPENSATION

Non-employee Directors are currently paid a $24,000 annual retainer, a $2,000 per diem fee for attending each Board meeting including all Board Committee meetings held in conjunction with such Board meeting, and a $1,000 per diem fee for participating in telephonic Board or Board Committee meetings. Committee Chairpersons receive an additional annual fee of $3,000. Such Directors may elect to defer receipt of these payments until after retirement from the Board. Such payments are deferred in the form of cash credits or Consolidated Natural Gas Company Common Stock credits. Such stock credits are valued as Common Stock equivalents equal to the number of shares that could have been purchased at the closing price on the date the compensation was earned. As of the date any dividend is paid on the Company's Common Stock, a credit is made to each participant's deferred account equal to the number of shares of Common Stock that could have been purchased on such date with the dividend paid. Amounts deferred in the form of cash credits earn interest, compounded quarterly, at a rate equal to the closing prime commercial rate at The Chase Manhattan Bank N.A. on the last day of each quarter. The annual retainer paid to non-employee Directors, as set by the Board of Directors from time to time, shall continue to be paid for life to each non-employee Director retired at age 70, or at an earlier age due to disability, provided the non-employee Director served a minimum of four years and agrees to be generally available as a consultant. Employee Directors do not receive any compensation for service as Directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 1993, the following Directors served as members of the Compensation and Benefits Committee: S. A. Minter, Chair, J. W. Connolly, P. E. Lego and L. Wyse.

  The Company has Credit Agreements totalling $300 million with a group of banks. Each participating bank is compensated with a commitment fee of 1/8 of 1 percent on its respective commitment amounts. The Company also maintains commercial paper back-up lines with various banks that total $475 million. Each commercial paper back-up line bank receives a commitment fee of 1/10 of 1 percent on its line amount.

  Currently, PNC Bank, Pittsburgh, Pennsylvania, the subsidiary of PNC Bank Corp., of which Messrs. Davidson and Simmons are Directors, provides a commitment of $30 million under the Credit Agreement and a commercial paper back-up line of $130 million. Mellon Bank, N.A., Pittsburgh, Pennsylvania, of which Mr. Connolly is a Director, provides a commitment of $40 million under the Credit Agreement and a commercial paper back-up line of $130 million. Society National Bank, Cleveland, Ohio, the subsidiary of KeyCorp (formerly Society Corporation), of which Mr. Minter is a Director, provides a commitment of $40 million under the Credit Agreement and a commercial paper back-up line of $50 million. There were no amounts outstanding from either PNC Bank, Mellon Bank, N.A., or Society National Bank during 1993 under the Credit Agreements or the commercial paper back-up line arrangement.

  Since 1967, Morgan, Lewis & Bockius has performed legal services for the Company and certain of its subsidiaries. During 1993, this firm was paid aggregate fees of $65,996 for such services. Mr. Sommer has been a partner of that law firm since August 1979. The Company retains numerous non-affiliated law firms that provide similar services, and the rates that Morgan, Lewis & Bockius charges are comparable to those charged by the non-affiliated firms. The Company expects to continue receiving services from this firm in 1994.

  The Company has, since 1977, retained Wyse Advertising, Inc., of which Ms. Wyse is the President and a principal stockholder. Wyse Advertising plans, creates, writes and designs media communications at commission rates and billing practices which are comparable to such rates
 and
                                                                        19
practices charged by non-affiliated firms. During 1993, the Company paid aggregate commissions of $364,372 to Wyse Advertising.

LIFE INSURANCE AND RELATED BENEFIT PLANS

The Company maintains a program composed of Split Dollar Life Insurance Plans and Supplemental Death Benefit Plans for employees on the executive payroll of the Company and its subsidiaries, as well as non-employee Directors, which provides death benefits to beneficiaries of those individuals. There were 161 eligible employees on December 31, 1993, and 122 were participating. Five non-employee Directors were also participating. The Plans are under the general supervision of the Compensation and Benefits Committee of the Board. Continuation of the Plans beyond retirement requires the Committee's approval. The costs for the Split Dollar Life Insurance Plans are shared by the Company and the participants. Each year an employee participant pays a premium based on age and amount of individual coverage, which is approximately twice annual salary. Each year Director participants pay a premium based on age and amount of individual coverage. The Company pays all additional premiums and expects to receive proceeds approximately equal to its investment in the policy through the total coverage exceeding the participant's individual coverage. The Supplemental Death Benefit Plans provide for payments to a deceased participant's beneficiaries over a period of years.

RETIREMENT PROGRAMS

A non-contributory Pension Plan is maintained for employees who are not represented by a recognized union, including Officers of the Company and its subsidiaries. On December 31, 1993, all 3,415 eligible employees of the Company and its subsidiary companies were participating in the Pension Plan.

  The Company also maintains an unfunded Short Service Supplemental Retirement Plan for certain management employees whose commencement of service with the Company occurred after the employee had acquired experience of considerable value to the Company and who will have less than 32 years of service at normal retirement.

  The following table illustrates maximum annual benefits -- including any supplemental payment described above but before being reduced by a required offset -- at normal retirement date (age 65) on the individual life annuity basis for the indicated levels of final average annual salary and various periods of service.

PENSION PLAN TABLE

_______________________________________________________________________
                            Annual Pension Benefit
                        for Years of Service Indicated
           _________________________________________________________
Average
Annual Salary              15           20         25         35    40
_______________________________________________________________________

$100,000 . .           $ 34,000      $ 45,300   $ 55,000   $ 59,500   $ 68,000
 150,000 . .             51,000        68,000     82,500     89,300    102,000
 200,000 . .             68,000        90,700    110,000    119,000    136,000
 250,000 . .             85,000       113,300    137,500    148,800    170,000
 300,000 . .            102,000       136,000    165,000    178,500    204,000
 350,000 . .            119,000       158,700    192,500    208,300    238,000
 400,000 . .            136,000       181,300    220,000    238,000    272,000
 450,000 . .            153,000       204,000    247,500    267,800    306,000
 500,000 . .            170,000       226,700    275,000    297,500    340,000
 550,000 . .            187,000       249,300    302,500    327,300    374,000

20
  The 1993 salaries, projected service to age 65, and estimated annual retirement benefits on the individual life form of annuity, assuming continuation of their December 1993 salaries until age 65 for each of the individuals in the Summary Compensation table, are as follows:

ESTIMATED ANNUAL RETIREMENT BENEFITS

                                 Years of
                                Service at   Years of    Estimated Annual
                         1993    Year-End    Service   Retirement Benefits
Name                    Salary     1993     at Age 65      at Age 65
__________________________________________________________________________

G. A. Davidson, Jr.  . $511,100    27           37           $340,416
D. P. Hunt . . . . . .  229,600    30           43            182,607
L. D. Johnson  . . . .  273,700    35           39            182,491
L. J. Timms, Jr. . . .  232,800    30           38            161,265
D. E. Weatherwax . . .  227,300    37           38            139,448
__________________________________________________________________________

  The Company also maintains a Supplemental Retirement Benefit Plan under which payments may be made, at the sole discretion of the Compensation and Benefits Committee of the Board, to individuals comprising the executive payroll. As of December 31, 1993, there were 161 potentially eligible employees. The decision to grant a Supplemental Retirement Benefit is based on a review of the retiring employee's total available benefits. Payments under such Plan during 1993 amounted to $291,000. The maximum annual supplemental annuity under this Plan is 10 percent of an individual's final average annual salary. Assuming continuation of their December 1993 salaries until age 65, the five individuals named in the Summary Compensation table would be eligible to receive the following maximum annual supplemental retirement benefits: Mr. Davidson, $54,620; Mr. Hunt, $25,660; Mr. Johnson, $28,192; Mr. Timms, $25,660; Mr. Weatherwax, $21,904.

  The benefits described above have not been reduced by the limitations imposed on qualified plans by the Internal Revenue Code. As permitted by the Code, the Board of Directors has adopted a policy whereby supplemental payments may be made, as necessary, to maintain the benefit levels earned under the benefit plans.


21
PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

Price Waterhouse has audited the accounts of the Company and its subsidiaries since 1943. On recommendation of the Audit Committee, the Board of Directors has, subject to ratification by the stockholders, appointed Price Waterhouse to audit the accounts of the Company and its subsidiaries for the fiscal year 1994. Audit fees to Price Waterhouse in 1993 incurred by the Company and its subsidiaries were approximately $1,034,300. Representatives of Price Waterhouse will be present at the Meeting to respond to appropriate questions and will have an opportunity to make a statement if they desire to do so. Accordingly, the following resolutions will be offered at the Meeting:

  RESOLVED, That the appointment, by the Board of Directors of the Company, of Price Waterhouse to audit the accounts of the Company and its subsidiary companies for the fiscal year 1994, effective upon ratification by the stockholders be, and it hereby is, ratified; and

  FURTHER RESOLVED, That a representative of Price Waterhouse shall attend the next Annual Meeting and any special meetings of stockholders that may be held in the interim.

  An affirmative vote of the holders of a majority of the Company's Common Stock, represented in person or by proxy and entitled to vote at the Meeting, is necessary for ratification. If the stockholders do not ratify the appointment of Price Waterhouse, the selection of independent accountants will be reconsidered by the Audit Committee and the Board of Directors.

BOARD RECOMMENDATION

The Board recommends that stockholders vote FOR Proposal 2, and the accompanying proxy will be so voted, unless a contrary specification is made.

PROPOSAL 3
NON-EMPLOYEE DIRECTORS' RESTRICTED STOCK PLAN

INTRODUCTION

On September 14, 1993, the Board of Directors of the Company adopted the Non-Employee Directors' Restricted Stock Plan (the "Plan") subject to shareholder approval. The purpose of this Plan is to assist the Company in retaining highly qualified persons to serve as non-employee Directors by enabling such Directors to acquire a proprietary interest in the Company, and by providing to such Directors an incentive to continue to serve the Company. A full copy of the Plan is attached as Exhibit A to the Proxy Statement. The major features of the Plan are summarized below and such summary is qualified in its entirety by reference to the Plan.

SUMMARY OF AWARDS UNDER THE PLAN

The number of shares of Common Stock available for issuance under the Plan is 15,000 shares. The Plan provides for the automatic annual grant to each non-employee Director of 100 shares of the Company's Common Stock, subject to restrictions, following the Annual Shareholders' Meeting on the date of the Annual Shareholders' Meeting. Each non-employee Director granted Restricted Stock under the Plan shall be entitled to receive dividends on such Restricted Stock when dividends are declared and paid on the Company's Common Stock; shall be entitled to vote Restricted Stock on any matter submitted to a vote of holders of Common Stock; and shall have all rights of a shareholder of the Company, except that until restrictions on such stock expire, shall
22
have no right to sell, transfer, give, assign, pledge or otherwise encumber or dispose of such Restricted Stock.

  The restrictions on a Director's Restricted Stock shall lapse in 25% installments on the anniversary date of each grant or shall lapse in total upon the Director's retirement at age 70 or the Director's ceasing to serve due to death or disability, whichever first occurs.

AMENDMENT TO AND TERMINATION OF THE PLAN

The Board may amend, alter, suspend, discontinue, or terminate the Plan unless such action requires shareholder approval.

CHANGE OF CONTROL

In the event of a "Change of Control" of the Company as that term is defined in the Company's 1991 Stock Incentive Plan, all restrictions on all outstanding Restricted Stock will lapse and the Company will repurchase all such shares which were awarded more than six months prior to the change of control at the then fair market value.

  A "Change of Control" under the 1991 Stock Incentive Plan is deemed to have generally occurred when (i) 20% or more of the voting power of outstanding voting securities of the Company becomes owned by another person other than the Company or a Related Party, (ii) the majority of the Board of Directors ceases to be comprised of Directors whose nomination or election was approved by Directors already in office, (iii) the stockholders of the Company approve a merger, consolidation, recapitalization or reorganization of the Company, reverse stock split of voting securities, or an acquisition of securities by the Company unless there is a continuation of at least 75% in voting power interest or a Related Party owns more than 50% of the surviving entity's voting securities, or (iv) the stockholders approve a liquidation or sale of all or substantially all of the Company's assets other than when a Related Party would end up owning more than 50% of such assets. A "Related Party" is (i) a majority-owned subsidiary of the Company ("Subsidiary"), (ii) one or more employees of the Company or of a Subsidiary,
(iii) a fiduciary holding securities under an employee benefit plan of the Company or a Subsidiary, or (iv) a corporation owned by the stockholders of the Company in substantially the same proportion as their ownership of voting securities of the Company.

TAX IMPLICATIONS OF THE PLAN

The awards granted under the Plan in shares of Restricted Stock will be recognized as ordinary income to the participant, equal to the cash or the fair market value of the freely transferable and non-forfeitable stock received, upon the lapsing of restrictions on such award. The Company will be entitled to a deduction for the amount recognized as ordinary income by the participant.

NEW PLAN BENEFITS
NON-EMPLOYEE DIRECTORS' RESTRICTED STOCK

Position                          Dollar Value (1)      Number of Shares
_________________________________________________________________________

Non-Employee Directors as
 a group (7 persons)                 $28,088                    700

(1) If approved, it is expected that 700 shares will be granted on the date of the Annual Shareholders' Meeting. This value is an estimate based on the March 30, 1994, closing price of the Company's Common Stock of $40.125 per share.
                                                                        23

VOTE NEEDED FOR APPROVAL OF THE PROPOSAL

Approval of this proposal requires an affirmative vote by the holders of the majority of the shares present in person or represented by proxy and entitled to vote. An abstention, broker non-vote or vote withheld will have the same effect as a vote against this proposal.

BOARD RECOMMENDATION

The Board of Directors recommends a vote for approval and adoption of the Non-Employee Directors' Restricted Stock Plan and the accompanying proxy will be so voted, unless a contrary specification is made.

PROCEDURE FOR SUBMISSION OF 1995 STOCKHOLDER PROPOSALS

Proposals by stockholders for inclusion in the 1995 Annual Meeting Proxy Statement must be received by the Corporate Secretary, Consolidated Natural Gas Company, CNG Tower, 625 Liberty Avenue, Pittsburgh,

Pennsylvania 15222-3199, prior to December 3, 1994. All such proposals are subject to the applicable rules and requirements of the Securities and Exchange Commission.

OTHER BUSINESS

The Board of Directors does not intend to bring any business before the Meeting other than that listed in the foregoing Notice and is not aware of any business intended to be presented to the Meeting by any other person. Should other matters properly come before the Meeting, the persons named in the accompanying proxy will vote said proxy in such manner as they may, in their discretion, determine.


                                 LAURA J. MCKEOWN

                                 Laura J. McKeown
                                 Secretary

April 5, 1994

NOTE:  YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN AND RETURN
       YOUR PROXY CARD, OR ATTEND THE MEETING AND VOTE IN PERSON.

 24
                                                         EXHIBIT A



 CONSOLIDATED NATURAL GAS COMPANY

 NON-EMPLOYEE DIRECTORS' RESTRICTED STOCK PLAN


 The purpose of this Non-Employee Directors' Restricted Stock Plan (the "Plan") is to assist Consolidated Natural Gas Company, a Delaware corporation (the "Company"), in retaining and attracting highly qualified persons to serve as non-employee Directors by enabling such Directors to acquire a proprietary interest in the Company, and by providing to such Directors an incentive to continue to serve the Company. The Plan provides for the automatic annual grant to each non-employee Director of 100 shares of the Company's Common Stock, par value $2.75 per share ("Common Stock"), subject to restrictions (the "Restricted Stock").

 1.   AMOUNT AND SOURCE OF STOCK

 The aggregate number and class of shares which may be granted as Restricted Stock under the Plan is 15,000 shares of Common Stock, subject to adjustment as provided in Section 7. Such shares may be authorized but unissued shares of Common Stock of the Company or may be shares held in or acquired for the treasury of the Company. Any Restricted Stock granted hereunder which is forfeited pursuant to the terms of the Plan shall not be available for grants under the Plan.

 2.   ADMINISTRATION OF THE PLAN

 The Plan shall be administered by the Compensation and Benefits
 Committee of the Board of Directors of the Company (the "Committee"). In addition to any other powers granted to the Committee, it shall have the following powers, subject to the express provisions of the Plan:

      a)   to construe and interpret the Plan;

      b) to make all determinations and take all other actions necessary or advisable for the administration of the Plan, except that the persons entitled to receive Restricted Stock and the dates and amounts of such awards shall be determined as provided in Articles 4, 5 and 6, and the Committee shall have no discretion as to such matters; and

      c) to delegate to Officers or managers of the Company the authority to perform administrative functions under the Plan.

      Any determinations or actions made or taken by the Committee pursuant to this Article shall be binding and final.

 3.   EFFECTIVE DATE AND TERM OF PLAN

 The Plan shall be effective on September 14, 1993, the date on which it was adopted by the Board, subject to subsequent approval by shareholders of the Company holding not less than a majority of the shares present and voting at a meeting of its shareholders (provided a quorum is present). Unless earlier terminated by the Board, the Plan shall terminate at such time that no further Common Stock is available for grants under the Plan.
                                                             25
 4.   ELIGIBILITY

 Each Director of the Company who is not then, and has not been at any time during the previous year, an employee of the Company or any parent or subsidiary of the Company shall be eligible to receive Restricted Stock under the Plan. Notwithstanding the foregoing, no Director who is serving on the Board as a result of a nomination or appointment pursuant to the terms of any debt instrument, preferred stock, underwriting agreement or other contract entered into by the Company shall be eligible to participate in the Plan. No person other than those specified in this Section 4 shall participate in the Plan.

 5.   GRANTS OF RESTRICTED STOCK

 Each person who is an eligible Director of the Company immediately following the Annual Shareholders' Meeting shall receive an annual grant of 100 shares of Restricted Stock on the date of the Annual
 Shareholders' Meeting.

 6.   TERMS OF RESTRICTED STOCK

 Except as hereinafter provided, all Restricted Stock shall be subject to the following terms and conditions:

           (a) Rights and Restrictions. A participant granted Restricted Stock shall be entitled to receive dividends on such Restricted Stock when, as and if dividends are declared and paid on Common Stock, such participant shall be entitled to vote Restricted Stock on any matter submitted to a vote of holders of Common Stock, and such participant shall have all other rights of a shareholder of the Company except as otherwise expressly provided under this
      Section 6. Until restrictions on Restricted Stock expire in accordance with Section 6(b), a participant shall have no right to sell, transfer, give, assign, pledge or otherwise encumber or dispose of such Restricted Stock (except for transfers and forfeitures to the Company). Restricted Stock shall be granted under the Plan for no consideration other than the services of the Director to be performed during the period the restrictions set forth in this Section 6 (the "Restrictions") are in effect.

           (b) Expiration of Restrictions. The Restrictions on a Director's Restricted Stock shall lapse in 25% installments on the anniversary date of each grant or shall lapse in total upon the participant Director's retirement at age 70, the Director's ceasing to serve due to death or disability, whichever first occurs. In the event of a "Change of Control" of the Company as that term is defined in the Company's 1991 Stock Incentive Plan, all Restrictions on all outstanding Restricted Stock will lapse and the Company will repurchase all such shares which were awarded more than six months prior to the Change of Control at the then fair market value.

           (c) Forfeiture. A participant who ceases to serve the Company as a Director shall, at the time he or she ceases to hold office, forfeit any Restricted Stock as to which the Restrictions have not theretofore expired, unless the participant ceases to serve as a Director as a result of the death or following the disability of the Director; for this purpose, "disability" shall have the meaning as established in the Company's long-term disability plan provided, however, that, if a participant ceases to serve as a Director and immediately thereafter he or she becomes employed by the Company or any subsidiary of the Company, then, solely for purposes of the
 26
      Plan, such participant shall not be treated as having ceased service as a Director, and employment by the Company or any subsidiary of the Company shall be treated, for purposes of the Plan, as if such employment were service as a Director (solely so that Restrictions on such participant's Restricted Stock shall continue in effect until lapsed in accordance with Section 6).

           (d) Certificates for Shares of Restricted Stock. Restricted Stock granted under the Plan to a Director shall be evidenced by issuance of one or more certificates in the name of the Director, bearing an appropriate legend referring to the terms, conditions and Restrictions applicable to Restricted Stock, and shall remain in the physical custody of the Secretary of the Company until such time as the Restrictions on such shares have expired. In addition, Restricted Stock shall be subject to such stop-transfer orders and other Restrictions as the General Counsel of the Company shall deem advisable under federal or state securities laws, rules and regulations thereunder or the rules of any national quotation system or any national securities exchange on which Common Stock is quoted or listed, and the General Counsel may cause a legend or legends to be placed on any such certificates to make appropriate reference to such Restrictions.

           (e) Restricted Stock Agreement; Stock Powers. The Company and each Director to whom Restricted Stock is granted hereunder shall enter into a Restricted Stock Agreement in the form as the Board may approve, to evidence the grant of Restricted Stock hereunder. In addition, each Director to whom Restricted Stock is granted shall execute one or more stock powers, in such form as may be specified by the General Counsel, authorizing the transfer of the Restricted Stock to the Company, in order to give effect to the forfeiture provisions of Section 6(c).

 7.   ADJUSTMENT PROVISIONS

 In the event of any recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange of shares or other securities of the Company, stock split or reverse split, liquidation, dissolution or other similar corporate transaction or event which affects Common Stock such that an adjustment is determined by the Board to be appropriate in order to prevent dilution or enlargement of participants' rights under the Plan, then the Board shall, in such manner as it may deem equitable, (i) adjust any or all of the number and kind of shares reserved under the Plan and the number and kind of shares which may thereafter be issued to Directors as Restricted Stock and
 (ii), if participants holding Restricted Stock would not be affected by the event in substantially the same way as other holders of Common Stock, adjust the number and kind of shares outstanding as Restricted Stock.

 8.   AMENDMENT TO THE PLAN

 The Board may amend, alter, suspend, discontinue, or terminate the Plan at any time without the approval or consent of the Company shareholders or Plan participant, provided that (i) without the approval of the Company shareholders, no amendment, alteration, suspension, discontinuation, or termination of the Plan shall be made if shareholder approval is required by any federal or state law or regulation, or any applicable listing requirement or rule of a securities trading system or stock exchange on which the Common Stock is then quoted or listed, or the Board in its discretion
                                                             27
 determines that obtaining such shareholder approval is for any reason advisable; (ii) without the consent of any affected Plan participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may impair the rights of such participant relating to any Restricted Stock theretofore granted to him or her; and (iii) any Plan provision that specifies the Directors who may receive Restricted Stock, the amount of Restricted Stock, and the timing of grants to Directors, or is otherwise a "plan provision" within the meaning of Rule 16b-

 3(c)(2)(ii) under the Exchange Act (as initially adopted in SEC Release No. 34-28869, February 8, 1991) or any successor provision thereto, shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

 9.   GENERAL PROVISIONS

      (a) Compliance with Securities Laws and NASDAQ Requirements. No Restricted Stock shall be granted and no shares shall be distributed in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any state securities law or subject to any requirement of the National Association of Securities Dealers, Inc. (the "NASD") as a condition to the quotation of the shares on any national quotation system or under any listing agreement between the Company and any national securities exchange, and no grant of Restricted Stock will confer upon any participant rights to such distribution, until such laws and other obligations of the Company have been complied with in full.

      (b) No Right to Continue as a Director. Nothing contained in the Plan or any Restricted Stock Agreement shall confer upon any Director any right to continue to serve as a Director of the Company.

      (c) Governing Law. The validity, construction and effect of the Plan and any Restricted Stock Agreement shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws.




ATTENTION:  Stockholders Participating in the Dividend Reinvestment Plan

The accompanying proxy card reflects the total shares of Common Stock registered in your name directly, as well as any full shares credited to your Dividend Reinvestment Plan account.

                      (FORM OF PROXY - SIDE 1)





   CNG                        CONSOLIDATED NATURAL GAS COMPANY
                                PROXY SOLICITED ON BEHALF OF
                           THE BOARD OF DIRECTORS OF THE COMPANY
                    FOR THE ANNUAL MEETING OF STOCKHOLDERS MAY 17, 1994.



P  The undersigned hereby appoints G.A. Davidson, Jr., L.D. Johnson and
   L. Wyse, and each or any of them, proxies with full power of substitution R to vote the stock of the undersigned, as directed hereon, at the Annual
   Meeting of Stockholders of CONSOLIDATED NATURAL GAS COMPANY to be held at O the Hotel duPont, 11th and Market Streets, Wilmington, Delaware 19801 in
   the Gold Ballroom, on Tuesday, May 17, 1994, at 2:00 p.m. (EDT), and at
X any adjournment thereof, and, in their discretion, on any other matters that may properly come before the Meeting.
Y

                                                (change of address)
   ELECTION OF DIRECTORS,              _______________________________________
   Nominees:  S.A. Minter and L. Wyse


                                       _______________________________________



                                       _______________________________________



                                       _______________________________________
                                       (If you have written in the above
                                       space, please mark the corresponding
                                       box on the reverse side of this card.)




    PLEASE SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS, OR, IF YOU GIVE NO INSTRUCTIONS, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3.


                                                             - - - - - - - -
                                                           /  SEE REVERSE  /
                                                          /      SIDE     /
                                                          - - - - - - - -

                     (FORM OF PROXY - SIDE 2)


     Please mark your        SHARES IN YOUR NAME       REINVESTMENT SHARES
/x/  votes as in this
     example.

               FOR  WITHHELD                       FOR  AGAINST  ABSTAIN
1. Election of                      2. Ratification
   Directors      / /    / /           of Price       / /    / /      / /
   (see reverse)                       Waterhouse
                                       as indepen-
                                       dent account-
                                       ants.

For, except vote withheld
from the following nominee(s):

______________________________

                           FOR  AGAINST  ABSTAIN
3. Adoption of a
   Restricted Stock        / /    / /      / /
   Plan for non-
   employee Directors.



             THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                      FOR ITEMS 1, 2 AND 3.


                             Change
                               of          / /
                        Address

                             Attend
                             Meeting      / /
                           (no ticket
                       required)




SIGNATURE(S) ______________________________________  DATE  _______________




SIGNATURE(S) ______________________________________  DATE  _______________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing on behalf of a corporation, please sign the full corporate name by authorized officer.

                               Appendix to
                    Consolidated Natural Gas Company
         1994 Annual Meeting Proxy Statement and Form of Proxy
               Pursuant to Rules 12b-37(d) and 499(d)(3)





           Narrative Description of Graphic and Image Material
           ___________________________________________________


(1) Pages 5 through 9 of the circulated document contain a 1-1/4" x 1-5/8" black and white photograph of each Director in the rectangular space to the left of each section of text describing the Director's name, age, committee membership, business experience and related matters.

(2) Page 17 of the circulated document contains a line graph presenting shareholder return performance. A narrative description and graphic data points are described in the body of the electronic filing.